Exhibit 99.1

GOOD AFTERNOON – I AM EXCITED TO SPEAK WITH YOU TODAY AND DISCUSS OUR PLANS FOR 2025 AS WELL AS REVIEW THE SUCCESS BIOAFFINITY TECHNOLOGIES HAS ENJOYED THIS YEAR.

DURING THIS PRESENTATION, CERTAIN FORWARD-LOOKING STATEMENTS REGARDING BIOAFFINITY TECHNOLOGIES, INC.’S CURRENT EXPECTATIONS AND PROJECTIONS ABOUT FUTURE EVENTS WILL BE MADE. GENERALLY, THE FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY TERMINOLOGY SUCH AS “MAY,” “SHOULD,” “EXPECTS,” “ANTICIPATES,” “INTENDS,” “PLANS,” “BELIEVES,” “ESTIMATES,” AND SIMILAR EXPRESSIONS. THESE STATEMENTS ARE BASED UPON CURRENT BELIEFS, EXPECTATIONS AND ASSUMPTIONS, AND ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES, INCLUDING THOSE SET FORTH IN BIOAFFINITY TECHNOLOGIES’ FILINGS WITH THE SEC, MANY OF WHICH ARE DIFFICULT TO PREDICT. NO FORWARD-LOOKING STATEMENTS CAN BE GUARANTEED AND ACTUAL RESULTS MAY DIFFER MATERIALLY FROM SUCH STATEMENTS. THE INFORMATION ON THIS CALL IS PROVIDED ONLY AS OF THE DATE OF THIS CALL, AND BIOAFFINITY TECHNOLOGIES’ UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS CONTAINED ON THIS CONFERENCE CALL ON ACCOUNT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE, EXCEPT AS REQUIRED BY LAW.

BACKGROUND

BIOAFFINITY TECHNOLOGIES ADDRESSES THE CRITICAL NEED FOR EARLY DETECTION OF CANCER, MORE SPECIFICALLY ITS DEADLIEST FORM, WHICH IS LUNG CANCER. AN ESTIMATED 18 MILLION PEOPLE IN THE U.S. ARE AT HIGH RISK FOR LUNG CANCER. THE EUROPEAN UNION AND ASIA – WHICH ARE OTHER AREAS IN WHICH WE HOLD PATENTS - HAVE AN EVEN GREATER NUMBER OF PEOPLE WHO CAN BENEFIT FROM OUR PRODUCTS. FOR EXAMPLE, THERE ARE AN ESTIMATED 300 MILLION SMOKERS IN CHINA ALONE. ACROSS THE GLOBE, EARLY DETECTION OF LUNG CANCER IS VITAL, AND LEADS TO LONGER, HEALTHIER LIVES.

LET ME GIVE YOU AN EXAMPLE - IN THE U.S., THE OVERALL 5-YEAR SURVIVIAL RATE FOR LUNG CANCER IS 28%. BUT IF CAUGHT IN STAGE 1 AND TREATED, THE 10-YEAR SURVIVAL RATE JUMPS TO GREATER THAN 90%.

OUR NONINVASIVE, REIMBURSED TEST TO DETECT EARLY-STAGE LUNG CANCER – A TEST WE CALL CYPATH LUNG – HAS SHOWN HIGH ACCURACY IN DETECTING LUNG CANCER.

OUR INITIAL PRODUCT FOR LUNG CANCER – CYPATH LUNG – THAT I’LL FOCUS ON TODAY HAS A LARGE MARKET. IN THE U.S. ALONE, THE LUNG CANCER DIAGNOSTIC MARKET IN 2024 WAS ESTIMATED AT 4 BILLION DOLLARS, EXPECTED TO REACH MORE THAN 7 BILLION BY 2030.

BUT I ALSO WANT TO EMPHASIZE THAT WE HAVE A PLATFORM TECHNOLOGY, AND WE ARE DEVELOPING TESTS FOR THE DIAGNOSIS OF OTHER LUNG DISEASES SUCH AS CHRONIC OBSTRUCTIVE PULMONARY DISEASE – MORE COMMONLY COPD – THAT AFFECTS AN ESTIMATED 14 MILLION AMERICANS AND HAS A SIMILARLY LARGE DIAGNOSTIC MARKET.

SALES

WE COUNT MANY SUCCESSES IN 2024, INCLUDING OBTAINING REIMBURSEMENT FOR CYPATH® LUNG, EXPANDING OUR SALES TEAM WITH EXPERIENCED SALES PEOPLE WHO KNOW THE PULMONARY MARKET, OBTAINING ACCESS TO THE FEDERAL HEALTHCARE SYSTEM, AND STREAMLINING OPERATIONS.

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THE ACQUISITION OF PRECISION PATHOLOGY SERVICES IN 2023 GAVE US CONTROL OVER LAB OPERATIONS AND 100% OF CYPATH REVENUS.

THE WORK WE HAVE DONE IN 2024 HAS GIVEN US THE CAPACITY, THE CAPABILITY AND THE EXPERIENCE TO EXPAND OPERATIONS TO MEET THE GROWING DEMAND FOR CYPATH® LUNG AS WE STRATEGICALLY GROW OUR SALES EFFORTS INTO OTHER TARGETED AREAS IN 2025

THIS YEAR’S SALES HAVE SHOWN THAT A GROWING NUMBER OF PHYSICIANS ARE RECOGNIZING THE BENEFIT OF CYPATH LUNG. 2024 HAS BEEN A RECORD YEAR IN SALES, AND WE LOOK FORWARD TO CONTINUING WITH RECORD GROWTH IN 2025.

THIS YEAR OUR WHOLLY OWNED SUBSIDIARY PRECISION PATHOLOGY LABORATORY SERVICES IS ON TRACK TO REPORT REVENUE OF $9.4 MILLION IN 2024, MORE THAN 20% GROWTH IN ANNUALIZED REVENUE COMPARED TO 2023 AFTER ACCOUNTING FOR THE ACQUISITION OF PRECISION IN SEPTEMBER 2023. THE INCREASE IN REVENUE REFLECTS A GREATER THAN 1,700% INCREASE IN SALES OF CYPATH® LUNG THROUGH NOV. 30TH, OVER THE SAME PERIOD LAST YEAR.

LOOKING TO 2025, WE WILL TAKE ADVANTAGE OF OUR SUCCESS THIS YEAR IN GETTING LISTED ON THE FEDERAL SUPPLY SCHEDULE AND MAKING CYPATH LUNG AVAILABLE TO OUR VETERANS AND ACTIVE MILITARY ACROSS THE COUNTRY. WE ARE FOCUSED ON KEY VA MEDICAL CENTERS THAT SCREEN, DIAGNOSE AND TREAT LUNG CANCER. THESE 132 DESIGNATED CANCER CENTERS ACROSS THE U.S. HAVE TEAMS OF PATHOLOGISTS, PULMONOLOGISTS AND ONCOLOGISTS WHO CAN SEE THE BENEFITS OF CYPATH LUNG TO THEIR PATIENTS.

AND THERE ARE MANY BENEFITS TO CYPATH LUNG:

CYPATH LUNG IS A PATIENT-FRIENDLY & PHYSICIAN-FOCUSED TEST THAT PROVIDES FOR AT-HOME COLLECTION – MEANING NO NEEDLES AND NO BLOOD. RESULTS ARE PROVIDED TO PHYSICIAN 2-TO-3 DAYS AFTER THE SAMPLE ARRIVES AT LAB

CYPATH LUNG IS PARTICULARLY GOOD AT DETECTING CANCER – OR DETERMINING CANCER IS NOT PRESENT – IN PEOPLE WITH SMALL LUNG NODULES LESS THAN 2 CENTIMETERS. THE RESULTS OF OUR CLINICAL TRIAL, PUBLISHED IN THE PEER-REVIEWED JOURNAL RESPIRATORY RESEARCH – REPORTED THAT OUR TEST HAD A 92% SENSITIVITY – WHICH IS THE ABILITY OF A TEST TO DETECT A TRUE POSITIVE – AND 87% SPECIFICITY – WHICH IS THE ABILITY OF A TEST TO DETECT A TRUE NEGATIVE. THE RESULTS ALSO SHOWED A 99% NEGATIVE PREDICTIVE VALUE FOR THE TEST WHEN USED WITH INDIVIDUALS WITH PULMONARY NODULES LESS THAN 2 CENTIMETERS.

CYPATH LUNG DIFFERENTIATES PATIENTS WITH CANCER FROM THOSE WHO ARE CANCER FREE USING A TECHNOLOGY CALLED FLOW CYTOMETRY WHICH LOOKS AT POPULATIONS OF WHOLE CELLS IN A SPUTUM SAMPLE THAT COMES FROM THE LUNG AND THEN ANALYZES THE DATA WITH OUR PROPRIETARY ALGORITHM WE BUILT USING MACHINE LEARNING. MACINE LEARNING IS A FORM OF AI THAT HAS RESULTED IN STANDARDIZATION AND HIGH PERFORMANCE.

SIMPLY PUT. CYPATH LUNG ANALYZES THE CELL POPULATIONS IN THE LUNG MICROENVIRONMENT TO DETERMINE IF THERE IS A MALIGNANCY PRESENT.

PHYSICANS TELL US CYPATH LUNG IS HELPFUL WITH PATIENTS WITH SMALL PULMONARY NODULES. THESE PATIENTS ARE OFTEN ASKED TO WAIT AND SEE IF THE NODULE GROWS. OR A PHYSICIAN MAY OPT FOR A MORE INVASIVE BIOPSY ONLY TO FIND THAT THE NODULE IS BENIGN. THE UNCERTAINTY IS STRESSFUL FOR BOTH THE PHYSICIAN AND THE PATIENT. CYPATH LUNG DOES NOT REPLACE THE TOOLS A PHYSICIAN USES TO FIND EARLY CANCER, IT ENHANCES AND ADDS TO THE TOOLBOX AND CAN BRING MORE CLARITY ON NEXT STEPS FOR BOTH PHYSICIANS AND THEIR PATIENTS.

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PHYSICIANS ARE ALSO WELL AWARE OF THE COSTS TO PATIENTS AND FINANCIAL BURDEN OF HEALTHCARE. AND IN 2024, WE SAW THAT CYPATH LUNG HAS THE POTENTIAL TO MAKE A SIGNIFICANT, POSITIVE DIFFERENCE.

EARLIER THIS YEAR, TWO PHYSICIANS PUBLISHED THEIR FINDINGS AFTER ANALYZING THE IMPACT THAT THE USE OF CYPATH LUNG COULD HAVE ON HEALTHCARE COSTS. IN THEIR ANALYSIS, DR. MICHAEL MORRIS AND DR. SHEILA HABIB ASSUMED CYPATH LUNG WAS PART OF THE STANDARD OF CARE IN 2022 FOR PATIENTS WITH SMALL PULMONARY NODULES. THEY CONSIDERED THE COST OF FOLLOW-UP, BASED ON PUBLISHED DATA, AND THE SAVINGS IN ADDING CYPATH LUNG TO THE CARE PATHWAY FOR PATIENTS ON MEDICARE, AND SEPARATELY LOOKED AT THE IMPACT OF USING CYPATH LUNG AS PART OF THE DIAGNOSTIC PATHWAY FOR PATIENTS WITH SMALL PULMONARY NODULES WHO HAD PRIVATE INSURANCE. THE RESULTS SHOWED CONSIDERABLE SAVINGS. FOR MEDICARE PATIENTS, USING CYPATH WOULD HAVE RESULTED IN SAVINGS OF MORE THAN $2,700 PER MEDICARE PATIENT OR NEARLY $370 MILLION IN TOTAL SAVINGS IN 2022 TO THE U.S. HEALTHCARE SYSTEM.

AND FOR THOSE PATIENTS COVERED BY PRIVATE INSURANCE, THE STUDY REPORTED A SAVINGS OF MORE THAN $6,400 PER PATIENT WHICH WOULD HAVE RESULTED IN NEARLY $900 MILLION IN TOTAL SAVINGS TO THE HEALTHCARE SYSTEM IF OUR TEST HAD BEEN USED WITH PATIENTS IN 2022 WHO HAD PULMONARY NODULES BETWEEN 6 TO LESS THAN 30 MILLIMETERS.

LET ME TAKE ONE MOMENT TO TELL YOU ABOUT THE AUTHORS OF THIS STUDY. DR. MICHAEL J. MORRIS IS WITH THE BROOKE ARMY MEDICAL CENTER, THE COUNTRY’S LARGEST U.S. MILITARY HOSPITAL. HE IS A PULMONOLOGY AND CRITICAL CARE PHYSICIAN AND ASSISTANT DEAN OF RESEARCH AT THE SAN ANTONIO UNIFORMED SERVICES HEALTH EDUCATION CONSORTIUM. DR. SHEILA A. HABIB IS DIRECTOR OF THE PULMONARY LUNG NODULE CLINIC AND THE LUNG CANCER SCREENING PROGRAM AT THE SOUTH TEXAS VETERANS’ HEALTH CARE SYSTEMS’ AUDIE L. MURPHY MEMORIAL VETERANS HOSPITAL – THIS IS ONE OF OUR NATION’S LARGEST VA HOSPITAL SYSTEMS.

THESE ARE PHYSICIANS WHO RECOGNIZE THE IMPORTANCE OF CYPATH LUNG. AND THERE ARE A GROWING NUMBER OF PHYSICIANS WHO SIMILARLY SEE THE BENEFIT IN USING OUR NONINVASIVE TEST.

IN 2025, WE WILL WORK WITH PHYSICIANS WHO ARE ADVOCATING ON OUR BEHALF, AND WE WILL TAKE WHAT WE HAVE LEARNED AND HOW WE HAVE IMPROVED THE PHYSICIAN AND PATIENT JOURNEY, AND WE WILL STRATEGICALLY EXPAND OUR MARKET. SOME OF OUR INVESTORS ON THE CALL WILL REMEMBER THAT WE MADE A DECISION TO LAUNCH CYPATH LUNG IN A LIMITED MARKET. IN OUR CASE, WE CHOSE TO LAUNCH IN TEXAS, OUR OWN BACKYARD. GRANTED, IT IS A VERY BIG BACKYARD – IN FACT, BY OUR ASSESSMENT IT IS THE FIFTH LARGEST STATE FOR PULMONARY PRACTICES. THIS APPROACH PROVIDED US THE ABILITY TO EVALUATE THE MARKET, HONE OUR MESSAGING, BUILD A SALES TEAM AND IMPROVE OPERATIONS.

2025 WILL BE AN EXPANSION YEAR. WE LOOK NOT ONLY TO ENTER THE V.A. AND MILITARY MARKET, BUT ALSO EXPAND TO KEY REGIONS WHERE WE HAVE EXISTING PRACTICES WHO CAME TO US LARGELY BY WORD-OF-MOUTH FROM OTHER PHYSICIANS. THERE ARE ORDERING PHYSICIANS IN 15 STATES WHO LEARNED ABOUT CYPATH LUNG FROM A COLLEAGUE OR A PATIENT. WE BELIEVE THOSE ARE THE PRACTICE AREAS WORTH EXPANDING. BUT, OF COURSE, WE WON’T FORGET TEXAS, WHICH OFFERS FURTHER OPPORTUNITIES FOR GROWTH – BOTH IN INCREASED USE OF OUR TEST WITH EXISTING CLIENTS AND INCREASING OUR CUSTOMER BASE.

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OF COURSE, WE RECOGNIZE THAT A LARGER MARKET MEANS A GREATER MARKETING EFFORT. MARKETING PLAYS A CRITICAL ROLE IN SALES. WE ESTABLISHED OUR BRAND WITH THE HELP OF HAVAS HEALTH, AND NOW WE WILL BE WORKING WITH AN EQUALLY WELL RESPECTED, HIGHLY INNOVATIVE MARKETING AGENCY WITH AN IMPRESSIVE PEDIGREE IN TAKING NEW PRODUCTS TO MARKET IN THE PULMONARY SPACE. IN ADDITION TO INCREASING OUR SALES TEAM, IN 2025 WE LOOK TO HIRE A MARKETING DIRECTOR TO ADD EMPHASIS AND SUPPORT NEEDED TO INCREASE SALES.

IN ADDITION TO EXPANDING OUR SALES EFFORTS IN 2025, WE ALSO EXPECT TO INITIATE OUR CLINICAL STUDY NEXT YEAR. WE HAVE REPORTED THAT WE INTEND TO CONDUCT A CLINICAL TRIAL THAT WILL BE THE BASIS FOR SEEKING CLEARANCE OF CYPATH LUNG BY THE FOOD AND DRUG ADMINISTRATION – THE FDA. WE EXPECT TO BEGIN THIS LARGER CLINICAL TRIAL IN 2025, AND TOWARDS THAT END, WE MET THIS MONTH WITH THE FDA TO DISCUSS OUR TRIAL DESIGN AND THE TEST’S INTENDED USE, AMONG OTHER TOPICS. WE WERE ENCOURAGED BY THE MEETING, AND WE WILL CONTINUE TO WORK WITH THE AGENCY AS WE MOVE FORWARD.

AS PART OF THE CLINICAL TRIAL EFFORT, THE NATIONAL ASSOCIATION OF VETERANS RESEARCH FOUNDATION SENT OUT A “CALL FOR INTEREST” IN OUR STUDY TO THE VA RESEARCH SYSTEM. I’M PROUD TO REPORT THAT NEARLY 20 VA SYSTEMS HAVE RESPONDED SO FAR, SAYING THAT THEY ARE INTERESTED IN TAKING PART IN THE STUDY. THESE VA MEDICAL CENTERS ARE IN VARIOUS STAGES OF QUALIFICATION, AND IT IS IMPORTANT TO UNDERSTAND THAT SOME MAY NOT BE IN THE STUDY FOR VARIOUS REASONS. BUT WE ARE ENCOURAGED BY THE RESPONSE OF THESE PHYSICIANS WHO TREAT OUR VETERAN POPULATION AND SEE THE NEED TO ADVANCE CYPATH LUNG. IN ADDITION TO THE VA, WE ALSO HAVE A NUMBER OF LARGE PRIVATE AND ACADEMIC MEDICAL CENTERS THAT ARE IN THE PROCESS OF BEING QUALIFIED AS COLLECTION SITES.

OUR NATIONAL PRINCIPAL INVESTIGATOR FOR THIS TRIAL IS DR. MICHEAL MORRIS OF BROOKE ARMY MEDICAL HOSPITAL WHO I MENTIONED EARLIER. WE EXPECT SEVERAL ACTIVE MILITARY HOSPITALS WILL BE PART OF THE SITE COLLECTION NETWORK, ALONG WITH VA AND ACADEMIC AND PRIVATE MEDICAL CENTERS. IT’S AN EXCITING TIME – AND A VERY BUSY TIME – FOR THE COMPANY. AND VERY REWARDING TO SEE THE INTEREST AND ENTHUSIASM FOR CYPATH LUNG.

IT MAY BE HELPFUL – IF JUST FOR A MOMENT I STEP BACK TO EXPLAIN THAT CYPATH LUNG IS – AT THIS TIME – A LABORATORY DEVELOPED TEST. THAT MEANS THAT CYPATH LUNG IS SOLD BY A SINGLE LABORATORY – IN THIS CASE OUR SUBSIDIARY PRECISION PATHOLOGY – AND AVAILABLE ONLY IF ORDERED BY A PHYSICIAN. THE CENTERS FOR MEDICARE AND MEDICAID OVERSEE LDTS LIKE CYPATH LUNG. AND A NEWLY PROMULGATED RULE BY THE FDA RESULTS IN FDA HAVING GREATER JURISDICTION OVER LDTS, BUT I WOULD NOTE THAT OUR CYPATH LUNG TEST IS GRANDFATHERED UNDER THE RULE. I AM EXPLAINING THIS BECAUSE THE RULES GOVERNING LABORATORY TESTS CAN BE CONFUSING. AND I ALSO WANT TO MAKE CLEAR THAT WE WILL CONTINUE TO MARKET CYPATH LUNG AS WE MOVE THROUGH THE FDA PROCESS. I HOPE THIS EXPLANATION IS HELPFUL.

AS PROUD AS WE ARE OF OUR ADVANCEMENT OF CYPATH LUNG, WE ARE WELL AWARE OF THE POTENTIAL OF OUR FLOW CYTOMETRY-BASED TECHNOLOGY. OUR RESEARCH TEAM IS LED BY DR. WILLIAM BAUTA WHO, DURING HIS TIME WORKING FOR ILEX AND GENZYME, PLAYED A KEY ROLE IN SUCCESSFULLY BRINGING NEW MEDICAL PRODUCTS TO MARKET. WE HAVE DECIDED IN THE NEAR TERM TO FOCUS OUR RESEARCH EFFORTS IN DEVELOPING OUR TEST FOR COPD THAT WOULD HELP IDENTIFY PATIENTS EARLY ENOUGH TO TAKE ADVANTAGE OF THE NEW, VERY PROMISING COPD THERAPIES COMING ONTO THE MARKET. IN 2025, WE ALSO WILL BUILD ON OUR WORK WITH COPD AND LOOK AT DEVELOPING DIAGNOSTICS FOR ASTHMA. WE VIEW THESE TESTS, WHICH ARE UNDER DEVELOPMENT, AS POSSIBLE COMPANION OFFERINGS WITH CYPATH LUNG TO THE PULMONARY MARKET.

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BIOAFFINITY TECHNOLOGIES WAS BUILT ON INNOVATION, DEDICATION AND A BELIEF THAT WE CAN MAKE A DIFFERENCE, BOTH INDIVIDUALLY AND COLLECTIVELY. WE HAVE A STRONG MANAGEMENT TEAM, AND A HIGHLY EXPERIENCED BOARD OF DIRECTORS WHO PLAY A KEY ROLE IN OUR SUCCESS.

OUR EXECUTIVE CHAIRMAN STEVE GIRGENTI IS A VETERAN HEALTHCARE EXECUTIVE WHO FOUNDED HEALTHWORLD, A GLOBAL HEALTHCARE MARKETING FIRM THAT WAS, WHEN HE RAN IT, ONE OF THE LARGEST IN THE WORLD.

THE CHAIRMAN OF OUR AUDIT COMMITTEE, STUART DIAMOND, IS THE GLOBAL CHIEF FINANCIAL OFFICER OF GROUP M, A MEDIA INVESTMENT MANAGEMENT GROUP WITH OVER $60 BILLION IN BILLINGS. OUR DIRECTOR DR. JAMIE PLATT HAS BEEN GUIDING TEAMS IN DEVELOPING, VALIDATING, AND COMMERCIALIZING MORE THAN 40 INNOVATIVE, HIGH-COMPLEXITY TESTS FOR U.S. AND GLOBAL FIRMS. SHE SERVED AS CHIEF OPERATING OFFICER AT PGDx WHICH WAS ACQUIRED BY LABCORP AND INIVATA WHICH WAS ACQUIRED BY NEOGENOMICS FOR A COMBINED VALUE OF NEARLY $1 BILLION.

OUR MANAGEMENT TEAM IS EQUALLY STRONG. OUR CFO, MICHAEL EDWARDS, GUIDED US THROUGH OUR IPO AND RECENTLY REJOINED THE COMPANY. HE HAS 30-PLUS YEARS IN CORPORATE FINANCE, INCLUDING SERVING AS CFO FOR BOTH PUBLIC AND PRIVATE COMPANIES. I’M VERY PROUD TO HAVE HIM AT MY SIDE.

OUR CHIEF OPERATING OFFICER, XAVIER REVELES, BRINGS MORE THAN 25 YEARS OF EXPERIENCE AS A CLINICAL GENETICIST SKILLED IN THE CREATION AND MANAGEMENT OF CLIA CLINICAL LABORATORIES, CODING AND REIMBURSEMENT VALUATIONS.

OUR CHIEF SCIENCE OFFICER, BILL BAUTA WHO I MENTIONED EARLIER, WAS RESPONSIBLE FOR THE DISCOVERY, DEVELOPMENT, AND FDA APPROVAL OF MULTIPLE PRODUCTS DURING HIS TENURE AT GENZYME CORPORATION AND ILLEX PRODUCTS.

OUR SALES TEAM IS LED BY DALLAS COLEMAN, WHO BRINGS MORE THAN 15 YEARS OF EXPERIENCE IN MEDICAL SALES WHERE HE SUCCEEDED IN LAUNCHING NEW PRODUCTS FOR OLYMPUS AMERICA’S THERAPEUTIC SOLUTIONS DIVISION, WORKING PRIMARILY WITH PULMONOLOGISTS, THORACIC SURGEONS AND PHYSICIANS TREATING PATIENTS WITH LUNG DISEASE. AND HE HAS BROUGHT HIS EXPERIENCE, HIS SKILL AND GOOD WILL TO BIOAFFINITY.

I’VE SPENT MORE THAN 30 YEARS IN THE C-SUITE IN THE MEDICAL, ENVIRONMENTAL AND ENGINEERING FIELDS. I’VE HAD THE HONOR OF LEADING BIOAFFINITY FROM A SMALL STARTUP OF THREE PEOPLE TO A PUBLIC COMPANY WITH TALENTED AND EXPERIENCED EMPLOYEES AT EVERY LEVEL WHO ARE COMMITTED TO ADVANCING CYPATH LUNG AND ITS PLATFORM. FOR ME, CYPATH LUNG IS ALSO A PERSONAL CALLING. MY FATHER, WHO WAS LITERALLY A ROCKET SCIENTIST – WHO WAS THE ONE TO PRESS THE BUTTON TO LAUNCH AMERICA’S FIRST INTERCONTINENTAL BALLISTIC MISSILE, WHO WAS A DECORATED WORLD WAR 2 VETERAN, A FATHER OF THREE, AND YES, A SMOKER, DIED OF LUNG CANCER AT AGE 39.

I AM DEDICATED, AS ARE THE PEOPLE WHO WORK AT BIOAFFINITY TECHNOLOGIES, TO BRINGING VALUE TO OUR SHAREHOLDERS BY BRINGING DIAGNOSTICS TO MARKET THAT HELP PEOPLE LIVE LONGER, HEALTHIER LIVES. IT IS OUR PROFESSION, BUT IT ALSO IS PERSONAL.

AND ON A PERSONAL NOTE, I WANT TO THANK YOU FOR LISTENING TODAY, AND FOR LEARNING MORE ABOUT OUR STRONG MANAGEMENT TEAM, STRONG RESEARCH TEAM, STRONG SALES TEAM AND OTHERS WHO ARE DEDICATED TO BRINGING VALUE TO OUR SHAREHOLDERS. WE ARE READY TO EXECUTE ON A PLAN IN 2025 – AND BEYOND. WE ARE READY TO EXECUTE ON A PLAN THAT CAN INCREASE REVENUES, EXPAND OUR MARKET, ADVANCE NEW TESTS IN OUR PIPELINE AND CONDUCT OUR PIVOTAL TRIAL. WE REMAIN FOCUSED ON BRINGING SHAREHOLDER VALUE BY HELPING PHYSICIANS GIVE THEIR PATIENTS BETTER DIAGNOSTICS SO THEY CAN TAKE ADVANTAGE OF MORE TARGETED CARE THAT CAN LEAD TO LONGER, HEALTHIER LIVES.

THANK YOU FOR ATTENDING TODAY AND I AM HAPPY TO TAKE QUESTIONS.

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